Pursuant to Rule 497(e)

Registration No. 33-8746

THE TOCQUEVILLE TRUST

SUPPLEMENT DATED JANUARY 11, 2007, TO THE

PROSPECTUS DATED FEBRUARY 28, 2006

The purpose of this supplement is to inform investors that Mr. Jean-Pierre Conreur no longer serves as portfolio manager of The Tocqueville Small Cap Value Fund. As a result, on page 18, the second paragraph in the section entitled “Portfolio Management” now reads as follows:

“Joseph Zock has been the portfolio manager of the Small Cap Value Fund since January, 2007. Before joining the Advisor, and for the 24 year period from 1982 to 2006, Mr. Zock held various positions at Capital Management Associates, including, most recently, senior portfolio manager, President and Chief Investment Officer. Prior to that, he served for 2 years as portfolio manager and research analyst at H.N. Whitney Goadby & Company. Mr. Zock received his BA in Political Science and Economics from the University of New Hampshire - Durham. He studied law at the University of London - Kings College Faculty of Law; and earned his JD from Thomas Jefferson School of Law. In addition, Mr. Zock has a Certificate in International Law (CIS).”